UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 13, 2022

NERDY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39595	98-1499860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Hanley Rd., Suite 300 St. Louis, MO	63105
(address of principal executive offices)	(zip code)

(314) 412-1227

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NRDY-WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 16, 2022, Nerdy Inc. issued press releases announcing results for its first quarter ended March 31, 2022. Copies of the press releases are furnished as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 2.02, Exhibit 99.1 and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ian Clarkson, the Company’s President and Chief Operating Officer, will be departing the Company. Mr. Clarkson will continue to provide services to the Company as a consultant for a period of nine months to assist the Company with the transition of his responsibilities. Mr. Clarkson will no longer be the President and Chief Operating Officer effective May 13, 2022.

Mr. Clarkson entered into an agreement (the “Consulting Agreement”) effective May 13, 2022, regarding his consulting relationship with the Company, which amends and supersedes his executive services agreement with the Company, whereby he will, subject to the terms and conditions set forth in the Consulting Agreement, (a) be able to receive a consulting fee equal to his current base salary until February 13, 2023, (b) remain eligible to receive continued vesting of 294,958 unvested units of Nerdy LLC (and 294,958 corresponding shares of the Company’s Class B common stock), (c) may be entitled to receive accelerated vesting of 294,958 certain unvested units of Nerdy LLC (and 294,958 corresponding shares of the Company’s Class B common stock) and 153,033 restricted stock units in accordance with the term of his Consulting Agreement with the Company that had been previously granted to Mr. Clarkson, and (d) forfeit 2,600,000 unvested stock options, 688,647 restricted stock units, and 294,958 unvested units in Nerdy LLC (and 294,958 corresponding shares of the Company’s Class B common stock). The underlying security of unvested stock options and restricted stock units was the Company’s Class A common stock. The Consulting Agreement contains a standard release of claims on the part of Mr. Clarkson.

The foregoing description is qualified in its entirety by reference to the full text of the Consulting Agreement with the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release dated May 16, 2022.

99.2	Press Release dated May 16, 2022.

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: May 16, 2022	By:	/s/ Jason H. Pello
Name: Jason H. Pello
Title: Chief Financial Officer

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